UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 5, 2026

Verde Resources, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-55276	32-0457838
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8112 Maryland Ave, Suite 400, St. Louis, Missouri 63105

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (314) 530-9071

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

Verde Resources, Inc. (the “Company”) will host its 2026 Annual Meeting of Stockholders (“2026 Annual Meeting”) virtually on Wednesday, February 25, 2026. The Company’s Board of Directors has set a record date of Friday, December 26, 2025, entitling stockholders of record as of such date to notice of and to vote at the 2026 Annual Meeting. Because the Company did not hold an annual meeting of stockholders last year, as provided in Rule 14a-8 of the Securities Exchange Act of 1934, as amended (“Rule 14a-8”), the Company is hereby providing the date by which stockholder proposals must be received by the Company to be included in the proxy statement for the 2026 Annual Meeting.

The Company will provide additional details regarding the matters to be voted on and instructions for accessing the 2026 Annual Meeting in the Company’s proxy statement to be filed with the Securities and Exchange Commission prior to the 2026 Annual Meeting.

Deadline for Rule 14a-8 Stockholder Proposals

To be considered for inclusion in proxy materials for the 2026 Annual Meeting, stockholder proposals submitted pursuant to Rule 14a-8 and intended to be presented at the 2026 Annual Meeting must be received by the Company at 8112 Maryland Ave, Suite 400, St. Louis, MO 63105 no later than the close of business on January 15, 2026. Any proposal received after such date will be considered untimely. All Rule 14a-8 proposals must be in compliance with applicable laws and regulations in order to be considered for inclusion in the Company’s proxy materials for the 2026 Annual Meeting. The public announcement of an adjournment or postponement of the date of the Annual Meeting will not commence a new time period (or extend any time period) for submitting a proposal pursuant to Rule 14a-8.

Advance Notice Deadline for Director Nominations

To be considered for inclusion in proxy materials for the 2026 Annual Meeting to bring nominations for directors, any such nominations must be received by the Company at the same address provided above no later than the close of business on January 15, 2026. Any proposal received after such date will be considered untimely.

Further, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act by January 15, 2026.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 5, 2026	Verde Resources, Inc.

	By:	/s/ Jack Wong
	Name:	Jack Wong
	Title:	Chief Executive Officer

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